Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND

RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 31st day of May, 2011, by and among MASTEC, INC., a Florida corporation (“MasTec”), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, collectively the “Borrowers” and each individually a “Borrower”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral and administrative agent (together with its successors in such capacity, “Agent”) for the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (collectively, the “Lenders”).

Recitals:

Agent, Lenders and Borrowers are parties to a certain Second Amended and Restated Loan and Security Agreement dated July 29, 2008, as amended by a letter amendment dated December 16, 2008, a letter amendment dated June 1, 2009, a letter amendment dated November 3, 2009, and a letter amendment dated November 24, 2010 (as so amended and at any other time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of Borrowers.

Subject to the terms and conditions of the Loan Agreement, Borrowers have requested a Revolver Commitment increase in an amount of $50,000,000 pursuant to Section 2.1.6 of the Loan Agreement. In response to Borrowers’ request, the existing Lenders have elected not to exercise their first options to fund their Pro Rata shares of the requested increase in the Revolver Commitments, and Agent and Borrowers have instead solicited new Lenders to provide the requested Revolver Commitments.

A condition to the effectiveness of such Revolver Commitment increase is the execution of this Amendment by Borrowers and Agent pursuant to the terms of Section 2.1.6 of the Loan Agreement, in order to reflect the updated Revolver Commitments of each Lender after giving effect to the requested Revolver Commitment increase.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

2. Amendments to Loan Agreement. Effective as of May 31, 2011 (the “Increase Effective Date”), the Loan Agreement is hereby amended as follows:

(a) By deleting the Revolver Commitment amounts set forth opposite each Lender’s name on the signature pages to the Loan Agreement, and by substituting in lieu thereof the Revolver Commitment amounts set forth on Schedule 1 to this Amendment, including the Revolver Commitment amounts of the new Lenders providing the requested Revolver Commitment Increase.

(b) By deleting the introductory paragraph of Section 2 of the Loan Agreement, and by substituting in lieu thereof the following new introductory paragraph:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective shares of the Commitments available to Borrowers in the aggregate amount up to $210,000,000, or after giving effect to the provisions of Section 2.1.6 of this Agreement, $260,000,000, as set forth herein below:

3. Ratification and Reaffirmation. To induce Agent to enter into this Amendment and grant the accommodations set forth herein, each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents, as herein modified.

4. Acknowledgments and Stipulations. To induce Agent to enter into this Amendment and grant the accommodations set forth herein, each Borrower hereby acknowledges and stipulates that (a) the Loan Agreement and the other Loan Documents executed by such Borrower, as herein modified, are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and, to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); (c) the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens, subject only to Permitted Liens; and (d) as of the open of business on April 6, 2011, the unpaid principal amount of the Revolver Loans totaled $0, and the face amount of outstanding Letters of Credit totaled $97,493,011.26.

5. Representations and Warranties. To induce Agent to enter into this Amendment and grant the accommodations set forth herein, each Borrower hereby represents and warrants to Agent and Lenders that (a) no Default or Event of Default exists on the date hereof; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite entity action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and (c) each representation and warranty made by such Borrower in the Loan Agreement, and each of Borrowers’ certifications pursuant to Section 15.18 of the Loan Agreement, is true and correct in all material respects on and as of the date hereof after giving effect to this Amendment.

6. Reference to Loan Agreement. Upon the effectiveness of the amendments set forth in Section 2 of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Loan Agreement and any breach of any representation, warranty or covenant contained herein shall constitute an Event of Default.

8. Conditions Precedent. The amendments set forth in Section 2 of this Amendment shall become effective on the Increase Effective Date, upon the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent:

(a) Agent shall have received, in sufficient copies for each Lender, duly executed and delivered counterparts of this Amendment from each Borrower;

(b) Agent shall have received, in sufficient copies for each Lender, duly executed and delivered counterparts of the Consent and Reaffirmation from each Guarantor;

(c) Agent shall have received duly executed Revolver Notes in favor of each new Lender in the amount of such new Lender’s Revolver Commitment, in each case to the extent requested by such new Lender;

(d) Agent shall have received, in sufficient copies for each Lender, a duly executed and delivered certificate of the secretary or assistant secretary of each Obligor, which certificate shall (i) have attached thereto the articles or certificate of incorporation and bylaws of such Obligor (or contain the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since July 29, 2008); (ii) certify that all necessary entity action (including, without limitation, shareholders’ or members’ approval, if necessary) to authorize the execution, delivery and performance of this Amendment has been taken by such Obligor and/or its shareholders or members; and (iii) certify as to the incumbency of the officers of such Obligor executing this Amendment and any other documents in connection herewith;

(e) No Default or Event of Default occurs or exists on the date hereof;

(f) Agent shall have received, in sufficient copies for each Lender, a duly executed and delivered certificate dated as of the Increase Effective Date signed by the Chief Financial Officer of Borrower Agent on behalf of Borrowers, including a Compliance Certificate demonstrating compliance with the terms of this Agreement and certification that, both before and after giving effect to such increase, each representation and warranty contained in Section 9 of the Loan Agreement and each certification in Section 15.18 of the Loan Agreement is true and correct in all material respects on and as of the Increase Effective Date (except to the extent that any such representation or warranty is stated to relate solely to an earlier date), that the requested increase is permitted under and will not violate the Indenture, and that no Default or Event of Default exists; and

(g) Agent shall have received, in sufficient copies for each Lender, legal opinions from counsel to the Borrowers in form and substance acceptable to Agent that the Loan Agreement and the requested increase in the Revolver Commitments provided for herein is permitted under and does not violate the Indenture.

9. Additional Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower covenants and agrees that, within sixty (60) days after Agent’s request therefor, Borrowers shall execute and deliver to Agent (i) duly executed amendments to the existing Mortgages in favor of Agent, and in form and substance satisfactory to Agent, with respect to the Real Estate located at 2801 SW 46th Avenue, Davie, Florida, SR540 Lakeland, Florida, 7221 Dr. Martin Luther King Boulevard East, Tampa, Florida, 209 Art Bryant Drive, Asheboro, North Carolina, Highway #2 East, Shevlin, Minnesota, and 2700, 2701 and 2716 E. 5th Street and 2808 Industrial Terrace, Austin, Texas, in each case providing for the increase in the Indebtedness secured by the Mortgages and such other amendments as Agent may require, and (ii) fully paid endorsements to Agent’s existing title insurance policies (or binding commitments to issue such endorsements), in standard ALTA form, issued by the applicable title insurance companies, and insuring the Mortgages as amended by the foregoing amendments, as of the dates of the recording of such amendments, with no exceptions which Agent shall not have approved in writing; Borrowers shall take such action as may be required to cause Agent and Lenders to be in compliance with Regulation H of the Board of Governors and the National Flood Insurance Act of 1968 in connection with any such mortgage amendments described in clause (i); and Borrowers shall reimburse Agent for the payment of all applicable documentary stamp, intangibles, recording, note or other similar taxes payable with respect to the mortgage amendments described in clause (i).

10. Expenses of Agent. To induce Agent to enter into this Amendment and grant the accommodations set forth herein, Borrowers hereby jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia. This Amendment is intended to take effect as a document executed under seal.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing contained herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which shall together constitute one and the same agreement. Delivery of a manually executed counterpart of this Amendment by telefacsimile or electronic mail transmission shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering a manually executed counterpart of this Amendment by telefacsimile or electronic mail transmission shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

15. Further Assurances. To induce Agent and Lenders to enter into this Amendment and grant the accommodations set forth herein, each Borrower hereby agrees to take such further actions as Agent reasonably requests from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Release of Claims. To induce Agent to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent, and all officers, directors, agents, employees, successors and assigns of Agent, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Agent that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent.

18. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each party hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

MASTEC, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

MASTEC CONTRACTING COMPANY, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

MASTEC SERVICES COMPANY, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

MASTEC NORTH AMERICA, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

CHURCH & TOWER, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

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Fifth Amendment to Second Amended and Restated Loan and Security Agreement

POWER PARTNERS MASTEC, LLC

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

GLOBETEC CONSTRUCTION, LLC

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

THREE PHASE LINE CONSTRUCTION, INC.

By:	/s/ Stanley Tedder
	Name:	Stanley Tedder
	Title:	President

PUMPCO, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	Vice President

NSORO MASTEC, LLC

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	Vice President

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Fifth Amendment to Second Amended and Restated Loan and Security Agreement

WANZEK CONSTRUCTION, INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	Vice President

MASTEC RESIDENTIAL SERVICES, LLC

		By:	MasTec North America, Inc., its Sole Member

		By:	/s/ C. Robert Campbell
		Name:	C. Robert Campbell
		Title:	EVP & CFO

PRECISION PIPELINE LLC

By:	/s/ M. Daniel Murphy
	Name:	M. Daniel Murphy
	Title:	President

PRECISION TRANSPORT COMPANY, LLC

By:	/s/ M. Daniel Murphy
	Name:	M. Daniel Murphy
	Title:	President

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Fifth Amendment to Second Amended and Restated Loan and Security Agreement

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Dennis S. Losin
	Name:	Dennis S. Losin
	Title:	Senior Vice President

Fifth Amendment to Second Amended and Restated Loan and Security Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned, being a guarantor of the Obligations at any time owing to Agent or Lenders, hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Second Amended and Restated Loan and Security Agreement (the “Amendment”); (ii) consents to Borrowers’ execution and delivery of the Amendment and of the other documents, instruments or agreements any Borrower agrees to execute and deliver pursuant to the Amendment; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation, as of the date of the Amendment.

GUARANTORS:

PHASECOM SYSTEMS INC.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

INTEGRAL POWER & TELECOMMUNICATIONS CORPORATION, LTD.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

MASTEC WIRELESS SERVICES, LLC

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

THREE PHASE ACQUISITION CORP.

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO

PRECISION ACQUISITION, LLC

By:	/s/ C. Robert Campbell
	Name:	C. Robert Campbell
	Title:	EVP & CFO of Sole Member, MasTec, Inc.

Fifth Amendment to Second Amended and Restated Loan and Security Agreement